Filed pursuant to Rule 497(e)
Registration Nos. 033-54822; 811-07360

Monetta Fund
Monetta Young Investor Fund
Varsity/Monetta Intermediate Bond Fund
each a series of Monetta Trust

November 25, 2015

Supplement to the
Statement of Additional Information (“SAI”) dated April 30, 2015

Effective immediately, Patricia J. Luscombe, CFA, has been appointed as a Trustee of the Monetta Trust (the “Trust”). The Board of Trustees of the Trust has determined that Ms. Luscombe is an “Independent Trustee,” i.e., she is not an interested person of the Trust, as defined by Section 2(a)(19) of the Investment Company Act of 1940.

The following information supplements the “Trustees and Officers” section of the SAI, which begins on page 12:

Name and Address (Year of Birth)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During the Past Five Years
INDEPENDENT (“DISINTERESTED”) TRUSTEES:
Patricia J. Luscombe 1776-A S. Naperville Rd. Suite 100 Wheaton, IL 60189 (1961)	Trustee	Since 2015	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (investment bank) (since 2007).	3	Trustee, Northern Lights Fund Trust III (34 funds) (since 2015)

The following table sets forth compensation paid by the Trust to the Trustees and officers during the year ended December 31, 2014:

Name of Person, Position	Aggregate Compensation from Trust	Total Compensation from Fund Complex
Patricia J. Luscombe Trustee	$0	$0

As of December 31, 2014, Ms. Luscombe did not own shares of any series of the Trust.

The following experience, skills and qualifications of Ms. Luscombe lead the Board to the conclusion that she should serve as a Trustee of the Trust:

Ms. Patricia Luscombe, CFA, has more than 25 years in financial advisory and valuation services. She has delivered a broad range of corporate finance advice including fairness opinions and valuations. At her current position at Lincoln International, she assists regulated investment funds, business development companies, private equity funds and hedge funds in the valuation of illiquid securities for fair value accounting purposes. Ms. Luscombe's clients have ranged from closely-held businesses to large publicly traded companies. Ms. Luscombe joined Lincoln International in 2007 as a Managing Director and co-head of Lincoln's Valuations & Opinions Group. Previously, Ms. Luscombe spent 16 years with Duff & Phelps Corporation, as a Managing Director in the firm's valuation and financial advisory business. Prior to joining Duff & Phelps Corporation, Ms. Luscombe was an Associate at Smith Barney, a division of Citigroup Capital Markets, Inc., where she managed a variety of financial transactions, including mergers and acquisitions, leveraged buyouts, and equity and debt financings. Ms. Luscombe is a member of the Chicago Chapter of the Association for Corporate Growth, the Chartered Financial Analyst Society of Chicago and former president of the Chicago Finance Exchange. Ms. Luscombe holds a Bachelor of Arts degree in economics from Stanford University, a Master's degree in economics from the University of Chicago and a Masters of Business Administration degree from the University of Chicago Booth School of Business. In addition, Ms. Luscombe is licensed under the Series 24, 79 and 63 of FINRA.

Please retain this Supplement with your SAI for future reference.